Exhibit (m)(3): Calculations of Illustrations for VUL IV/VUL IV — ES 2005 Revisions
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value = $400,000 or 250% x $16,988.23 = $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$13,751.32
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$225.00
- Monthly Deduction***	$697.50
- Mortality & Expense Charge****	$158.83
+ Hypothetical Rate of Return*****	$(181.77)

=	$16,988	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$58.05
2	$58.07
3	$58.08
4	$58.09
5	$58.11
6	$58.12
7	$58.13
8	$58.14
9	$58.16
10	$58.17
11	$58.18
12	$58.20

Total	$697.50

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(15.56)
2	$(15.49)
3	$(15.41)
4	$(15.33)
5	$(15.26)
6	$(15.18)
7	$(15.11)
8	$(15.03)
9	$(14.96)
10	$(14.89)
11	$(14.81)
12	$(14.74)

Total	$(181.77)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$16,988.23
- Year 5 Surrender Charge	$3,604.00

=	$13,384	(rounded to the nearest dollar)
II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value = $400,000 or 250% x $20,449.98 = $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$16,055.02
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$225.00
- Monthly Deduction***	$692.31
- Mortality & Expense Charge****	$179.62
+ Hypothetical Rate of Return*****	$991.88

=	$20,450	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$57.70
2	$57.70
3	$57.70
4	$57.70

Month	COI
5	$57.69
6	$57.69
7	$57.69
8	$57.69
9	$57.69
10	$57.69
11	$57.69
12	$57.68

Total	$692.31

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$82.43
2	$82.47
3	$82.51
4	$82.55
5	$82.59
6	$82.64
7	$82.68
8	$82.72
9	$82.76
10	$82.80
11	$82.84
12	$82.88

Total	$991.88
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$20,449.98
- Year 5 Surrender Charge	$3,604.00

=	$16,846	(rounded to the nearest dollar)

III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $24,514.09
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$18,653.45
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$225.00
- Monthly Deduction***	$686.35
- Mortality & Expense Charge****	$203.06
+ Hypothetical Rate of Return*****	$2,475.04

=	$24,514	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$57.30
2	$57.29
3	$57.27
4	$57.25
5	$57.23
6	$57.21
7	$57.19
8	$57.17
9	$57.15
10	$57.13
11	$57.10
12	$57.08

Total	$686.35

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$200.01
2	$201.11
3	$202.23
4	$203.35
5	$204.48
6	$205.62
7	$206.77
8	$207.93
9	$209.10
10	$210.28
11	$211.47
12	$212.67

Total	$2,475.04
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$24,514.09
- Year 5 Surrender Charge	$3,604.00

=	$20,910	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value = $2,000,000 or 222% x $119,224.22 = $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$96,525.47
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,500.00
- Monthly Deduction***	$3,424.14
- Mortality & Expense Charge****	$1,108.49
+ Hypothetical Rate of Return*****	$(1,268.61)

=	$119,224	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$284.94
2	$285.01
3	$285.09
4	$285.16
5	$285.24
6	$285.31
7	$285.38
8	$285.46
9	$285.53
10	$285.60
11	$285.68
12	$285.75

Total	$3,424.14

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(108.03)
2	$(107.61)

Month	Interest
3	$(107.18)
4	$(106.76)
5	$(106.34)
6	$(105.92)
7	$(105.50)
8	$(105.09)
9	$(104.67)
10	$(104.25)
11	$(103.83)
12	$(103.42)

Total	$(1,268.61)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$119,224.22
- Year 5 Surrender Charge	$20,840.00

=	$98,384	(rounded to the nearest dollar)
II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $143,290.42
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$112,513.53
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,500.00
- Monthly Deduction***	$3,388.11
- Mortality & Expense Charge****	$1,252.70
+ Hypothetical Rate of Return*****	$6,917.70

=	$143,290	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$282.50
2	$282.47
3	$282.44
4	$282.41
5	$282.39
6	$282.36
7	$282.33
8	$282.30
9	$282.27
10	$282.24
11	$282.21
12	$282.18

Total	$3,388.11

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$572.26
2	$573.02
3	$573.78
4	$574.54
5	$575.31
6	$576.07
7	$576.84
8	$577.62
9	$578.39
10	$579.17
11	$579.95
12	$580.74

Total	$6,917.70

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$143,290.42
- Year 5 Surrender Charge	$20,840.00

=	$122,450	(rounded to the nearest dollar)
III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $171,521.23
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$130,533.37
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,500.00
- Monthly Deduction***	$3,346.74
- Mortality & Expense Charge****	$1,415.21
+ Hypothetical Rate of Return*****	$17,249.80

=	$171,521	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$279.75
2	$279.60
3	$279.45
4	$279.29
5	$279.14
6	$278.98
7	$278.82

Month	COI
8	$278.66
9	$278.50
10	$278.34
11	$278.18
12	$278.01

Total	$3,346.74

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,388.31
2	$1,397.01
3	$1,405.78
4	$1,414.62
5	$1,423.53
6	$1,432.52
7	$1,441.58
8	$1,450.72
9	$1,459.93
10	$1,469.21
11	$1,478.58
12	$1,488.01

Total	$17,249.80
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$171,521.23
- Year 5 Surrender Charge	$20,840.00

=	$150,681	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $16,154.81
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$13,132.36
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$225.00
- Monthly Deduction***	$926.30
- Mortality & Expense Charge****	$152.14
+ Hypothetical Rate of Return*****	$(174.11)

=	$16,155	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$69.59
2	$69.61
3	$69.62
4	$69.64
5	$69.66
6	$69.68
7	$69.70
8	$69.72
9	$69.74
10	$69.76
11	$69.78
12	$69.80

Total	$836.30

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(15.01)
2	$(14.92)
3	$(14.83)
4	$(14.74)
5	$(14.64)
6	$(14.55)
7	$(14.46)
8	$(14.37)
9	$(14.28)
10	$(14.19)
11	$(14.10)
12	$(14.01)

Total	$(174.11)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$16,154.81
- Year 5 Surrender Charge	$3,604.00

=	$12,551	(rounded to the nearest dollar)
II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $19,497.63
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$15,363.79
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$225.00

- Monthly Deduction***	$920.29
- Mortality & Expense Charge****	$172.29
+ Hypothetical Rate of Return*****	$951.43

=	$19,498	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$69.18
2	$69.18
3	$69.18
4	$69.19
5	$69.19
6	$69.19
7	$69.19
8	$69.19
9	$69.20
10	$69.20
11	$69.20
12	$69.20

Total	$830.29

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$79.55
2	$79.50
3	$79.45
4	$79.41
5	$79.36
6	$79.31

Month	Interest
7	$79.26
8	$79.21
9	$79.17
10	$79.12
11	$79.07
12	$79.02

Total	$951.43
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$19,497.63
- Year 5 Surrender Charge	$3,604.00

=	$15,894	(rounded to the nearest dollar)
III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $23,426.87
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$17,883.05
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$225.00
- Monthly Deduction***	$913.38
- Mortality & Expense Charge****	$195.03
+ Hypothetical Rate of Return*****	$2,377.23

=	$23,427	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$68.72
2	$68.70
3	$68.68
4	$68.66
5	$68.64
6	$68.63
7	$68.61
8	$68.59
9	$68.57
10	$68.55
11	$68.53
12	$68.51

Total	$823.38

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$193.11
2	$193.99
3	$194.88
4	$195.78
5	$196.69
6	$197.60
7	$198.52
8	$199.45
9	$200.38
10	$201.33
11	$202.28
12	$203.24

Total	$2,377.23

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$23,426.87
- Year 5 Surrender Charge	$3,604.00

=	$19,823	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $108,800.26
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$88,565.11
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,500.00
- Monthly Deduction***	$6,069.09
- Mortality & Expense Charge****	$1,023.93
+ Hypothetical Rate of Return*****	$(1,171.83)

=	$108,800	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$497.25
2	$497.43
3	$497.62
4	$497.80
5	$497.98
6	$498.17
7	$498.35
8	$498.53

Month	COI
9	$498.71
10	$498.90
11	$499.08
12	$499.26

Total	$5,979.09

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(100.94)
2	$(100.34)
3	$(99.74)
4	$(99.14)
5	$(98.54)
6	$(97.95)
7	$(97.35)
8	$(96.75)
9	$(96.16)
10	$(95.56)
11	$(94.97)
12	$(94.38)

Total	$(1,171.83)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$108,800.26
- Year 5 Surrender Charge	$20,840.00

=	$87,960	(rounded to the nearest dollar)
II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value = $2,000,000 or 222% x $131,339.38 = $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$103,604.69
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,500.00
- Monthly Deduction***	$6,010.28
- Mortality & Expense Charge****	$1,159.82
+ Hypothetical Rate of Return*****	$6,404.80

=	$131,339	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$493.26
2	$493.28
3	$493.30
4	$493.31
5	$493.33
6	$493.35
7	$493.37
8	$493.38
9	$493.40
10	$493.42
11	$493.43
12	$493.45

Total	$5,920.28

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$535.15
2	$534.89
3	$534.64
4	$534.38
5	$534.13
6	$533.87
7	$533.61
8	$533.35
9	$533.09
10	$532.83
11	$532.56
12	$532.30

Total	$6,404.80
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$131,339.38
- Year 5 Surrender Charge	$20,840.00

=	$110,499	(rounded to the nearest dollar)
III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value = $2,000,000 or 222% x $157,834.19 = $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$120,583.75
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,500.00
- Monthly Deduction***	$5,942.66

- Mortality & Expense Charge****	$1,313.19
+ Hypothetical Rate of Return*****	$16,006.29

=	$157,834	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$488.77
2	$488.58
3	$488.39
4	$488.21
5	$488.02
6	$487.83
7	$487.63
8	$487.44
9	$487.25
10	$487.05
11	$486.85
12	$486.65

Total	$5,852.66

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,299.40
2	$1,305.50
3	$1,311.64
4	$1,317.83
5	$1,324.08
6	$1,330.38
7	$1,336.73

Month	Interest
8	$1,343.13
9	$1,349.58
10	$1,356.09
11	$1,362.66
12	$1,369.27

Total	$16,006.29
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$157,834.19
- Year 5 Surrender Charge	$20,840.00

=	$136,994	(rounded to the nearest dollar)